UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2008 (February 20, 2008)

Behringer Harvard REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1605

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation F-D.

On February 20, 2008, we issued a press release announcing that Thomas F. August had been appointed Chief Operating Officer of our advisor and HPT Management Services LP, our property manager.  A copy of the press release, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

On February 25, 2008, we issued a press release announcing that we had sold a property located in Englewood, Colorado.  A copy of the press release, appearing as Exhibit 99.2, is furnished and not filed pursuant to Regulation FD.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release, dated February 20, 2008

	99.2	Press Release, dated February 25, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: February 25, 2008	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President — Corporate Development & Legal

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 20, 2008

99.2	Press Release, dated February 25, 2008